Exhibit 99.1

Clover Leaf Capital Corp. Announces Record Date for Stockholders to Vote in Favor of Extension Amendment

Miami, FL, September 23, 2022(GLOBE NEWSWIRE) — Clover Leaf Capital Corp. (Nasdaq: CLOE, CLOEU and CLOER) (“Clover Leaf” or the “Company”) announced that its board of directors has set the close of business on September 23, 2022 as the record date (the “Record Date”) for Clover Leaf’s special meeting of its stockholders (the “Special Meeting”) to be held to approve a proposal to amend the Company’s charter (the “Extension Amendment”) to extend the date by which the Company has to complete a business combination from October 22, 2022 to July 22, 2023 (the “Extension”).

The Company’s stockholders of record at the close of business on the record date, September 23, 2022, will be entitled to vote the shares of common stock of Clover Leaf owned by them at the Special Meeting. A proxy statement relating to this special meeting has not been finalized or declared effective. Once final, a definitive proxy statement will be mailed together with a proxy card to Clover Leaf’s stockholders and will include the date, time and location of the special meeting.

About Clover Leaf

Clover Leaf Capital Corp. is an incorporated blank check company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.

Forward-Looking Statements

This press release includes forward-looking statements that involve risks and uncertainties. Forward-looking statements are statements that are not historical facts. Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ from the forward-looking statements. These forward-looking statements and factors that may cause such differences include, without limitation, uncertainties relating to Clover Leaf’s stockholder approval of the Extension, its inability to complete an initial business combination within the required time period or, and other risks and uncertainties indicated from time to time in filings with the Securities and Exchange Commission (the “SEC”), including Clover Leaf’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 under the heading “Risk Factors” and other documents Clover Leaf has filed, or to be filed, with the SEC. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Clover Leaf expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in Clover Leaf’s expectations with respect thereto or any change in events, conditions or circumstances on which any statement is based.

Participants in the Solicitation

Clover Leaf and its directors, executive officers, other members of management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies from the securityholders of Clover Leaf in favor of the approval of the Extension. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of Clover Leaf’s directors and officers in the Extension Proxy Statement, which, when available, may be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This press release shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Extension. This communication shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act or an exemption therefrom.

Additional Information and Where to Find It

Clover Leaf urges investors, stockholders and other interested persons to read the Extension Proxy Statement, once available, as well as other documents filed by Clover Leaf with the SEC, because these documents will contain important information about Clover Leaf and the Extension. When available, stockholders may obtain copies of the Extension Proxy Statement, without charge, at the SEC’s website at www.sec.gov or by directing a request to: Clover Leaf Capital Corp., 1450 Brickell Avenue, Suite 2520, Miami, FL 33131.

INVESTOR RELATIONS CONTACT

Felipe MacLean

Clover Leaf Capital Corp.

c/o Yntegra Capital Investments, LLC

1450 Brickell Avenue, Suite 2520

Miami, FL 33131

Telephone: (305) 577-0031